SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                   May 9, 2005

                          ALTRIMEGA HEALTH CORPORATION
               (Exact Name of Registrant as Specified in Charter)


           Nevada                       000-29057               87-0631750
(State or other jurisdiction           (Commission            (IRS Employer
      of incorporation)                File Number)          Identification No.)


4702 Oleander Drive, Suite 200, Myrtle Beach, South Carolina      29577
          (Address of principal executive offices)              (Zip code)

      Registrant's telephone number, including area code:     (843) 497-7028

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.02 Termination of a Material Definitive Agreement.

Altrimega Health Corporation d/b/a Creative Holdings & Marketing Corporation (the "Company") has terminated the Share Exchange Agreement (the "Share Exchange Agreement"), dated December 17, 2004, by and between the Company and Top Gun Sports & Entertainment, Inc. ("Top Gun"), on May 9, 2005 based upon the terms of the Share Exchange Agreement, including Paragraph 1.09. The Board of Directors of the Company has determined that the necessary approval of certain aspects of the transaction as contemplated by the Share Exchange Agreement was not made in a timely manner and prior to the closing date as set forth in the Share Exchange Agreement.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2005                         ALTRIMEGA HEALTH CORPORATION


                                          By:    /s/John Gandy
                                                 --------------------
                                          Name:  John Gandy
                                          Title: President


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